UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Re: Vote now! Owl Rock Capital Corporation Annual Meeting

Your Vote Counts!
OWL ROCK CAPITAL CORPORATION
2022 Annual Meeting
June 29, 2022
Vote Now!
As an investor in this security, you have Ways to Vote the right to vote on important issues.
Make your voice heard now! Go to ProxyVote.com
Vote Common Shares by: Call 1-800-690-6903
June 28, 2022
Control Number:
0123456789012345
This email represents the following share(s):
OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000 OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000 OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000 OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000 OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000 OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000
Important Materials: Proxy Statement 10-K Report
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For holders as of April 7, 2022
Why Should I Vote?
Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.
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